Exhibit 10.21

ASSIGNMENT OF CONVERTIBLE PROMISSORY NOTE

THIS ASSIGNMENT OF CONVERTIBLE PROMISSORY NOTE (the “Assignment”), effective as of June 12, 2024 (the “Assignment Effective Date”), is made by Apimeds Inc., a South Korean corporation (“Assignor”), in favor of Inscobee, Inc., a South Korean corporation (“Assignee”).

Assignor does hereby assign, transfer and convey unto Assignee that certain Convertible Promissory Note dated as of August 30, 2021, in the original principal amount of $400,000.00 (as amended by the Amendment to the Promissory Note, dated as of December 5, 2023, the “August 2021 Note”), made by Apimeds Pharmaceuticals US, Inc., a Delaware corporation (the “Borrower”), and payable to the order of Assignor.

This Assignment is made without representation or warranty of any kind except that Assignor does hereby represent and warrant to Assignee that: (i) Assignor is the owner and holder of all right, title, and interest in and to the Note (or portion thereof being assigned hereunder), and has full legal right, power, and authority to execute and deliver this Assignment and to consummate the transactions contemplated herein; (ii) this Assignment constitutes the authorized valid and legally binding obligation of the Assignor enforceable against Assignor in accordance with its terms; (iii) the person who has executed this Assignment on behalf of Assignor is fully and lawfully authorized and empowered to cause Assignor to enter into and consummate this Assignment; (iv) Assignor has not previously assigned, transferred, conveyed or otherwise encumbered all or any portion of its interest in the Note (or portion thereof being assigned hereunder) being assigned hereunder; and (v) Assignor’s right, title, and interest in and to the Note (or portion thereof being assigned hereunder) is free and clear of any and all liens or encumbrances of any kind or nature whatsoever other than as disclosed in writing by Assignor to Assignee.

[SIGNATURE PAGE FOLLOWS]

IN WITNESS WHEREOF, Assignor has executed this Assignment to be effective as of the Assignment Effective Date.

ASSIGNOR:

APIMEDS INC.

By:	/s/ Jakap Koo
Jakap Koo
Its:	Chief Executive Officer

ASSIGNEE:

INSCOBEE, INC.

By:	/s/ Jakap Koo
Jakap Koo
Its:	President & CEO

[Signature page to Assignment of Convertible Promissory Note]

Acknowledged and agreed to by:

BORROWER:

APIMEDS PHARMACEUTICALS US, INC.

By:	/s/ Erik Emerson
Erik Emerson
Its:	Chief Executive Officer

[Signature page to Assignment of Convertible Promissory Note]